SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 9, 2015

Multi-Color Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Ohio	0-16148	31-1125853
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

4053 Clough Woods Dr., Batavia, Ohio	45103
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

Registrant’s telephone number, including area code (513) 381-1480

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Elections

On November 9, 2015, Multi-Color Corporation (“Multi-Color” or the “Company”) announced leadership changes in connection with the Company’s succession planning. Nigel Vinecombe (age 52), President and Chief Executive Officer, will step down from his position as President and Chief Executive Officer and has been elected Executive Chairman of the Board, effective January 1, 2016. Mr. Vinecombe will retain direct responsibility for mergers and acquisitions and investor relations activities. Mr. Vinecombe became a director of Multi-Color in February 2008. Mr. Vinecombe was elected President and Chief Executive Officer of the Company in 2010. Mr. Vinecombe served as Chief Operating Officer of Multi-Color from 2009 to 2010 and as President of the International Business Unit of Multi-Color from 2008 until 2009.

Vadis Rodato (age 55), currently Chief Operating Officer for Wine & Spirit, has been elected President and Chief Executive Officer, effective January 1, 2016. Mr. Rodato has also been appointed as a member of the Company’s Board of Directors, effective January 1, 2016. Mr. Rodato will not serve on any Board committees. Mr. Rodato has been with Multi-Color or its subsidiary, Collotype Labels Pty Ltd., for 21 years and has held positions of increasing responsibility at the Company since that time, including: Chief Operating Officer for Wine & Spirit for the last 2 years, President of Asia-Pacific Wine & Spirit for the prior 10 years and President of North America Wine & Spirit for the prior 2 years.

David Buse (age 50), currently President of North America Wine & Spirit, has been elected Chief Operating Officer for Wine & Spirit, effective January 1, 2016. Mr. Buse joined the Company in 2002 and has held positions of increasing responsibility at the Company since that time, including: President of North America Wine & Spirit for the last 10 years and Vice President of Sales for North America Wine & Spirit for the prior 2 years.

Robert Buck, the current Chairman of the Board and a member of the Board since 2003, will continue as a member of the Company’s Board.

Executive Officer Compensation

The Company will file an amendment to this Form 8-K to report any material plan, contract or amendment to which any of Mr. Vinecombe, Mr. Rodato or Mr. Buse is a party that is entered into in connection with their respective elections.

The Company is filing this 8-K pursuant to Items 5.02(b), (c) & (d), “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.”

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 9, 2015 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on November 9, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI-COLOR CORPORATION

Date: November 12, 2015	By:	/s/ Sharon E. Birkett
	Name:	Sharon E. Birkett
	Title:	Vice President, Chief Financial Officer, Secretary